EXHIBIT 99.1



Contact:     Neal A. Petrovich - (434) 773-2242
             Senior Vice President and Chief Financial Officer

Distribute:  PR Newswire, Virginia state/local news lines

Date:        April 26, 2005

Traded:      NASDAQ National Market               Symbol:  AMNB


       AMERICAN NATIONAL BANKSHARES INC. ANNOUNCES FIRST QUARTER EARNINGS
       ------------------------------------------------------------------

     FOR IMMEDIATE RELEASE (Danville, Virginia) -- American National Bankshares Inc. (NASDAQ: AMNB) reported first quarter net income of $2,583,000, a 4.6% increase over the first quarter of 2004. Basic earnings per share increased 6.8%, from $.44 in the first quarter of 2004 to $.47 in 2005; diluted earnings per share increased from $.43 to $.46, an increase of 7.0%.
     Net interest income, the Corporation's largest source of revenue, increased 4.1% over the first quarter of 2004, due largely to a higher interest rate spread.
     Noninterest income increased $214,000, or 11.5% from the first quarter of 2004 to 2005, due primarily to $320,000 in income from the sale of a debit card and ATM processor, of which the Bank was a member. Excluding this item and gains on sales of securities, noninterest income declined $46,000, due in large part to a decline in residential mortgage loan volume. Noninterest expense increased $190,000, or 5.0% from the first quarter of 2004 to the first quarter of 2005.
     As announced previously, the Bank began an expansion into the Lynchburg, Virginia market with the hiring of experienced commercial bankers to open a loan production office. The office will be located at 18321 Forest Road, Route 221, Lynchburg, Virginia. "We are excited about expanding into the Lynchburg market," commented Charles H. Majors, President and Chief Executive Officer. "Although this expansion will have a short-term, negative impact on net income, it provides us with excellent opportunities for growth and long-term earnings." The Bank intends to promptly file an application with the Comptroller of the

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Currency to open a retail branch at the Forest Road location. "We are also considering additional branch sites within the Lynchburg market," stated Majors.
     American National Bankshares Inc. is the holding company of American National Bank and Trust Company, a community bank with thirteen full service offices in Danville, Chatham, Collinsville, Gretna, Martinsville, Henry County, and South Boston, Virginia; a loan production office in Lynchburg, Virginia; one office in Yanceyville, North Carolina; and a loan production office in Greensboro, North Carolina. American National Bank and Trust Company provides a full array of financial products and services, including commercial, mortgage, and consumer banking; trust and investment services; and insurance. Services are also provided through eighteen ATMs, "AmeriLink" Internet banking, and our 24-hour "Access American" phone banking. Additional information is available on our website at www.amnb.com. The shares of American National Bankshares Inc. are traded on the NASDAQ National Market under the symbol "AMNB".

         This press release may contain "forward-looking statements," within the meaning of federal securities laws that involve significant risks and uncertainties. Statements herein are based on certain assumptions and analyses by the Corporation and are factors it believes are appropriate in the circumstances. Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to: changes in interest rates; changes in accounting principles, policies, or guidelines; significant changes in the economic scenario: significant changes in regulatory requirements; and significant changes in securities markets. Consequently, all forward-looking statements made herein are qualified by these cautionary statements and the cautionary language in the Corporation's most recent Form 10-K report and other documents filed with the Securities and Exchange Commission. American National Bankshares Inc. does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

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
                American National Bankshares Inc. and Subsidiary
                           Consolidated Balance Sheets
                    (Dollars in thousands, except share data)
                                    Unaudited
------------------------------------------------------------------------------------------------------------
                                                                                          March 31
                                                                                ----------------------------
                                                                                     2005            2004
                                                                                ------------     -----------
ASSETS

Cash and due from banks.........................................................$   16,848       $   12,755
Interest-bearing deposits in other banks........................................       327            7,250

Securities:
  Securities available for sale, at fair value..................................   160,816          186,969
  Securities held to maturity...................................................    19,776           20,194
                                                                                -----------      -----------
  Total securities..............................................................   180,592          207,163
                                                                                -----------      -----------

Loans held for sale.............................................................       885            1,753

Loans, net of unearned income ..................................................   416,276          404,988
Less allowance for loan losses..................................................    (8,127)          (5,323)
                                                                                -----------      -----------
  Net loans.....................................................................   408,149          399,665
                                                                                -----------      -----------

Bank premises and equipment, net................................................     7,522            7,864
Core deposit intangibles, net...................................................       372              822
Accrued interest receivable and other assets....................................    10,985            8,626
                                                                                -----------      -----------
  Total assets..................................................................$  625,680       $  645,898
                                                                                ===========      ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES:
  Demand deposits - noninterest-bearing.........................................$   82,509       $   80,683
  Demand deposits - interest-bearing............................................    78,603           72,092
  Money market deposits.........................................................    51,318           53,111
  Savings deposits..............................................................    84,405           84,064
  Time deposits.................................................................   192,463          212,537
                                                                                -----------      -----------
  Total deposits................................................................   489,298          502,487
                                                                                -----------      -----------

  Repurchase agreements.........................................................    40,969           46,040
  FHLB borrowings...............................................................    20,900           21,000
  Accrued interest payable and other liabilities................................     3,778            3,283
                                                                                -----------      -----------
  Total liabilities.............................................................   554,945          572,810
                                                                                -----------      -----------

SHAREHOLDERS' EQUITY:
  Common stock, $1 par, 10,000,000 shares authorized,
    5,491,682 shares outstanding at March 31, 2005 and
    5,663,172 shares outstanding at March 31, 2004..............................     5,492            5,633
  Capital in excess of par value................................................     9,434            9,472
  Retained earnings.............................................................    56,592           56,210
  Accumulated other comprehensive income, net...................................      (783)           1,773
                                                                                -----------      -----------
  Total shareholders' equity....................................................    70,735           73,088
                                                                                -----------      -----------
  Total liabilities and shareholders' equity....................................$  625,680       $  645,898
                                                                                ===========      ===========


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
                American National Bankshares Inc. and Subsidiary
                        Consolidated Statements of Income
                  (Dollars in thousands, except per share data)
                                    Unaudited
--------------------------------------------------------------------------------------------------
                                                                                 Three Months Ended
                                                                                     March 31
                                                                                --------------------
                                                                                  2005        2004
                                                                                ---------  ---------
Interest Income:
Interest and fees on loans......................................................$   6,032  $   5,741
Interest and dividends on securities:
  Taxable.......................................................................    1,119      1,267
  Tax-exempt....................................................................      527        491
  Dividends.....................................................................       46         51

Other interest income...........................................................       42         31
                                                                                ---------  ---------
  Total interest income.........................................................    7,766      7,581
                                                                                ---------  ---------
Interest Expense:
Interest on deposits............................................................    1,520      1,597
Interest on repurchase agreements...............................................      153        127
Interest on other borrowings....................................................      244        241
                                                                                ---------  ---------
  Total interest expense........................................................    1,917      1,965
                                                                                ---------  ---------
Net Interest Income.............................................................    5,849      5,616
Provision for Loan Losses.......................................................      300        215
                                                                                ---------  ---------
Net Interest Income after Provision
  for Loan Losses...............................................................    5,549      5,401
                                                                                ---------  ---------
Noninterest Income:
Trust and investment services...................................................      720        728
Service charges on deposit accounts.............................................      559        574
Other fees and commissions......................................................      251        246
Mortgage banking income.........................................................      100        133
Securities gains, net...........................................................       45        105
Other...........................................................................      392         67
                                                                                ---------  ---------
  Total noninterest income......................................................    2,067      1,853
                                                                                ---------  ---------
Noninterest Expense:
Salaries........................................................................    1,872      1,768
Pension and other employee benefits.............................................      468        422
Occupancy and equipment.........................................................      601        617
Bank franchise tax..............................................................      138        140
Core deposit intangible amortization............................................      112        112
Other...........................................................................      800        742
                                                                                ---------  ---------
  Total noninterest expense.....................................................    3,991      3,801
                                                                                ---------  ---------
Income Before Income Tax Provision..............................................    3,625      3,453
Income Tax Provision............................................................    1,042        983
                                                                                ---------  ---------
Net Income......................................................................$   2,583  $   2,470
                                                                                =========  =========

Net Income Per Common Share:
  Basic.........................................................................$     .47  $     .44
  Diluted.......................................................................$     .46  $     .43

Average Common Shares Outstanding:
  Basic.........................................................................5,510,614  5,648,278
  Diluted.......................................................................5,558,625  5,705,869


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
Financial Highlights
American National Bankshares Inc. and Subsidiary
(Dollars in thousands, except per share data, unaudited)
                                                  Three Months Ended
                                                       March 31
                                               ------------------------
                                                   2005         2004      Change
                                               -----------  -----------  --------
EARNINGS
  Interest income                              $    7,766   $    7,581      2.4 %
  Interest expense                                  1,917        1,965     (2.4)
  Net interest income                               5,849        5,616      4.1
  Provision for loan losses                           300          215     39.5
  Noninterest income                                2,067        1,853     11.5
  Noninterest expense                               3,991        3,801      5.0
  Income taxes                                      1,042          983      6.0
  Net income                                        2,583        2,470      4.6

PER COMMON SHARE
  Earnings per share - basic                   $      .47   $      .44      6.8 %
  Earnings per share - diluted                        .46          .43      7.0
  Cash dividends paid                                 .20          .19      5.3
  Book value                                        12.88        12.97      (.7)
  Closing market price                              24.03        24.41     (1.6)

FINANCIAL RATIOS
  Return on average assets                           1.66 %       1.54 %     12 bp
  Return on average shareholders' equity            14.51        13.62       89
  Average equity to average assets                  11.46        11.32       14
  Net interest margin (FTE)                          4.10         3.84       26
  Efficiency ratio                                  48.76        49.69      (93)

PERIOD END BALANCES
  Securities                                   $  180,592   $  207,163    (12.8)%
  Loans held for sale                                 885        1,753    (49.5)
  Loans, net of unearned income                   416,276      404,988      2.8
  Assets                                          625,680      645,898     (3.1)
  Deposits                                        489,298      502,487     (2.6)
  Repurchase agreements                            40,969       46,040    (11.0)
  FHLB borrowings                                  20,900       21,000      (.5)
  Shareholders' equity                             70,735       73,088     (3.2)

AVERAGE BALANCES
  Securities                                   $  180,852   $  192,567     (6.1)%
  Total loans                                     410,399      407,911       .6
  Interest-earning assets                         598,103      614,311     (2.6)
  Assets                                          621,141      640,869     (3.1)
  Interest-bearing deposits                       408,178      423,615     (3.6)
  Deposits                                        486,618      494,242     (1.5)
  Repurchase agreements                            39,326       49,277    (20.2)
  FHLB borrowings                                  21,294       21,416      (.6)
  Shareholders' equity                             71,178       72,531     (1.9)

CAPITAL
  Average shares outstanding - basic            5,510,614    5,648,278     (2.4)%
  Average shares outstanding - diluted          5,558,625    5,705,869     (2.6)
  Shares repurchased                               30,400       32,200
  Average price of shares repurchased          $    24.78   $    25.23


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
Financial Highlights
American National Bankshares Inc. and Subsidiary
(Dollars in thousands, except per share data, unaudited)
                                                  Three Months Ended
                                                       March 31
                                               ------------------------
                                                   2005         2004      Change
                                               -----------  -----------  --------
ALLOWANCE FOR LOAN LOSSES
  Beginning balance                            $    7,982   $    5,292     50.8 %
  Provision for loan losses                           300          215     39.5
  Charge-offs                                        (233)        (223)     4.5
  Recoveries                                           78           39    100.0
                                               -----------  -----------  -------
  Ending balance                               $    8,127   $    5,323     52.7

NONPERFORMING ASSETS
  Nonperforming loans:
    90 days past due                           $        -   $       15   (100.0)%
    Nonaccrual                                      8,050        3,828    110.3
  OREO                                                183          360    (49.2)
                                               -----------  -----------  -------
  Nonperforming assets                         $    8,233   $    4,203     95.9

ASSET QUALITY RATIOS **
  Nonperforming assets to total assets               1.32 %        .65 %     67 bp
  Nonperforming loans to total loans                 1.93          .95       98
  Net chargeoffs to average loans                     .15          .18       (3)
  Allowance for loan losses to total loans           1.95         1.31       64
  Allowance for loan losses
    to nonperforming loans                           1.01 X       1.39 X    (38)


Notes:

  bp - Change is measured as difference in basis points
  ** - Balance sheet amounts used in calculations are based on period end balances

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